Exhibit 99.1
INVESTOR PRESENTATION 1st Quarter 2010

Forward-Looking Statements & Safe Harbor This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are "forward-looking statements". In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as "may," "might," "will," "should," "expect," "plan," "intend," "estimate," "anticipate," "believe," "predict," "potential" or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this presentation might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements that may be made from time to time. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. 2

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 3

Allied World's Franchise Over eight year old franchise with consistently strong results Experienced executive management team Diversified mix of business with global operations Strong risk management culture Excellent capitalization Significant investment income returns Rated "A" (Excellent) by A.M. Best Well-diversified Property and Casualty Insurer and Reinsurer with Significant Geographic Reach 4

Customer focus Moving closer to clients in certain lines and markets Demonstrate expertise in markets in which we underwrite Become "go to" market for targeted lines and classes of business (e.g., healthcare) Diversified insurance and reinsurance products offered across global platform Insurance and casualty emphasis with strong reinsurance and property capabilities Strong risk management controls Our Key Business Strategies * Includes healthcare-related program business Leading specialty insurance company with broad range of product offerings, global capabilities and significant U.S. focus 5 TTM March 2010 GPW: $ 1,721 MM 72% Insurance / 28% Reinsurance 76% Casualty / 24% Property

Operating Segments U.S. Insurance Major Product Lines: Healthcare: Offer significant industry expertise in both primary and excess coverages; General Casualty & Product Liability: Specialty insurance products; Professional Liability: D&O, employment practices, fiduciary and E&O; Property: Cat and non-cat exposed International Insurance Major Product Lines: General & Product Liability: Specialty insurance products; Professional Liability: D&O, employment practices, fiduciary and E&O; Property: Physical property and business interruption coverage for commercial risks; Healthcare: Strong presence with healthcare facilities and managed care organizations Reinsurance Major Product Lines: General Casualty Professional Liability Property per risk Property Catastrophe International Accident and Health Aviation Operating platforms in Bermuda, Europe, Hong Kong, Singapore and the United States Total TTM March 2010 Gross Premiums Written 6

Market Conditions Market Dislocation Distressed carriers are using government aided balance sheets to remain viable Opportunities exist in casualty marketplace but are dampened by economic headwinds Competitive Pricing Remains While varying somewhat by line and class of business, the casualty pricing environment is generally sluggish with premium levels being down due to declining exposure bases and rate levels that are flat to down Double digit increases for property rates in 2009 but are now generally flat to down after the benign 2009 catastrophe season in the U.S., but still up double digits for our International book Strong book value growth and reserve positions along with aggressive newer market entrants have tempered rate increases Reinsurance Pricing Cedents are looking to diversify carriers and move to more highly rated reinsurers Cedents are better able to retain business in the wake of profitable 2009 due in part to the benign catastrophe season Some tightening of terms and conditions Inflationary Pressures Slow economy has led to continued concern over lowering of interest rates; however, U.S. government's significant deficit spending increases inflationary pressures We believe increasing loss cost trends may pressure key insurance loss drivers such as medical cost inflation and building materials in the intermediate term 7

Direct U.S. insurance initiatives Investments in U.S. operations have deepened underwriting talent and expanded regional presence; now with nine branch office locations throughout the U.S. Expanded primary business profile and capabilities - improves cycle management capabilities by increasing access to attractive, less price-sensitive, small account primary and healthcare business Expanded presence in Europe and Asia Now have international offices in London, Dublin, Switzerland, Hong Kong and Singapore to better position the company to meet developing opportunities and build out a global platform Reduced writings in lines that did not meet our underwriting requirements Scaled back energy, international property and certain financial institution professional liability lines of business Established U.S. reinsurance company Increases access to U.S. regional business and "decision makers" Instituted $500 million share repurchase program Share repurchases are a more effective use of capital versus writing business that does not meet the company's underwriting requirements 8 Positioned to Succeed While generating excellent results over the last three years, Allied World has significantly expanded its operations and increased its capital flexibility

Superior Execution in a Challenging Marketplace Consistently Strong Operating Performance Operating income over $450 million in each of last four calendar years, $61 million through March 2010 despite $65 million in losses from Chilean earthquake and $21.5 million from other major loss activity during quarter Favorable Reserve Development - Each of last 7 years, $74 million* in the first quarter 2010 Strong Investment Returns - $559 million (7.9%) total net investment return** in 2009, $139 million through March 2010 which equates to annualized net investment return of 7.3% Strong Operating Cash Flows - over $650 million during each of last five calendar years, $85 million in first quarter 2010 9 * Excludes the impact of a commutation, which increased prior year's net losses and loss expense by $8.9 million ** Total net investment return includes net investment income, net realized gains, net change in unrealized gains and net impairment charges recognized in earnings. The percentage return is calculated by taking the total net investment return divided by the average aggregate invested assets for 2009 and the first quarter 2010. Record Capital Level Total capital base over $3.8 billion at March 2010. Low operational and financial leverage ratios provide the company with enhanced financial flexibility

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 10

Our U.S. Insurance Operating Segment - A significant U.S.- based specialty franchise with diversified offerings Direct property and casualty insurance for small and middle-market non-Fortune 1000 companies Darwin acquisition provided small account primary franchise Offer significant healthcare and professional liability expertise Expanding presence in general casualty and private and non-profit D&O Excess & surplus lines (E&S) and admitted capabilities in all 50 states Approved Defense-Based Act underwriters Program business initiative Over $100 million in 2009 * Includes healthcare-related program business Allied World U.S. Insurance Operating Segment TTM March 2010 Product Mix 2009 expansion efforts and business realignment increases breadth of product offerings and distribution in the United States 11 Total TTM March 2010 GPW: $684 MM

Expanding U.S. Direct Operating Platform Significant infrastructure investments made throughout 2008 and 2009 Dedicated U.S. management team with significant industry experience 402 staff count, over 60% of Allied World group Enhancements implemented to IT platform Allied World's expanded presence in U.S. has significantly enhanced the market profile of our domestic operations San Francisco Los Angeles Costa Mesa Dallas Chicago Atlanta Boston Farmington New York 12 Opened and expanded offices in strategic locations throughout the U.S.

International Insurance Operating Segment Bermuda Primarily writes Fortune 1000 North American domiciled property and casualty risks Strong diversity of industries covered including manufacturing, chemicals, transportation, real estate, consumer products, medical and healthcare products and construction Europe Focus predominantly on mid-sized to large non-North American domiciled accounts Diversification initiative to attract more middle- market, non-North American domiciled accounts produced in Europe Offers broad range of casualty & property insurance products for multi-national corporations worldwide Hong Kong Offers professional lines and general casualty business Allied World International Insurance Operating Segment TTM March 2010 Product Mix 13 Global diversification and expansion Total TTM March 2010 GPW: $551 MM

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 14

Reinsurance Operating Platforms 15

Reinsurance Operating Segment Casualty Presence Established in U.S. Underwriting teams closer to "decision makers" which provides greater access to information Accessing clients and lines that do not typically access the Bermuda marketplace, including U.S. regional company multi- line business, super regional, middle-market business and stand-alone casualty-clash business Broaden product selection when market conditions improve Strategic Bermuda Platform Property catastrophe, property per risk, workers' compensation catastrophe, accident & health, specialty casualty and international Expanded Global Presence Swiss and Singapore operations expand global reach Allied World Reinsurance Operating Segment TTM March 2010 Product Mix 16 Flexibility to take advantage of reinsurance opportunities in the global marketplace Total TTM March 2010 GPW: $486 MM

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 17

Financial Highlights Operating Results YTD March 2010 2009 2008 Operating Income $61 MM $538 MM $455 MM Annualized Operating Return on Avg. Equity 7.8% 20.0% 20.6% Combined Ratio 99.5% 76.1% 84.1% Cash flow from Operations $85 MM $668 MM $657 MM Operating Earnings Per Diluted Share $1.16 $10.34 $8.90 Allied World reported very strong results in 2008 and 2009 despite competitive landscape, financial turbulence and 2008 catastrophe activity 18

Strong Underwriting Results Underwriting performance has been strong since our inception * Pro-forma including Darwin development since inception ** Case incurred ratios by year are not directly comparable to our financial statements as reinsurance case incurred losses shown above are on a treaty year basis 19

Annualized Operating ROE 25.8% 22.1% 20.6% 20.0% 7.8% Consistent Operating Performance Consistently strong operating income - excess of $450 million in each of the last four years Record operating income of $538 million in 2009 Full year operating return on average equity has consistently been at or above 20% Full year combined ratios have consistently been below 85% 20

Net reserves about 4.7% above mid-point of range at March 31, 2010 Net favorable reserve development in each of the last 7 years and through March 2010 78% of reserves are IBNR Net Loss & LAE Reserve Mix at March 31, 2010 Case U.S. Insurance, 6% IBNR International Insurance 36% Case International Insurance, 9% IBNR Reinsurance 22% Case Reinsurance, 8% IBNR U.S. Insurance 19% March 31, 2010 Total: $3.9bn Net Prior Year Reserve Releases - (Non-Cat) ($MM) Range of Net Reserves at March 31, 2010 ($MM) Prudent Reserving Philosophy 21 * * Excludes the impact of a commutation, which increased prior years net losses and loss expenses by $8.9 million

Investment Returns Investment income is driven by strong operating cash flows & growth in invested assets Portfolio Yield 4.5% 4.9% 4.7% 4.2% 3.7% Paid Loss Ratio 38.6% 34.3% 42.5% 34.8% 20.4% * Includes $243.8 mm proceeds from syndicated loan which was repaid on February 23, 2009 ** Since the company's inception in 2001 ($ Billions) Strong Cash Flows = Increased Asset Base 22 ($ Millions)

98% of our fixed income portfolio consists of investment grade securities The average credit quality is AA Reduced spread products due to meaningful spread tightening across most sectors Decreased corporate bonds by $250 million Decreased commercial mortgage backed securities by over $200 Million Decreased Non-U.S. government securities Continue to diversify portfolio risk and add assets which act as natural hedges against core fixed income portfolio risks Increased U.S. securities holdings - purchased over $900 million of U.S. Treasury securities to reduce risk in the fixed income portfolio Portfolio Summary @ March 31, 2010 Conservative, yet Opportunistic Investment Strategy Change in U.S. Government Securities Holdings ($Millions / % of Portfolio) 23 Total: $7.9B Portfolio Yield: 3.7% Duration: 3.5 years

Active Capital Management Approved $500 million share repurchase plan in May 2010 Repurchases to take place over next two years Debt to Capital Ratio 0.0% 26.0% 18.4% 18.2% 17.1% 13.4% 13.0% Fixed Charge Coverage - (9.3)x 14.7x 13.4x 5.5x 17.5x 15.3x Diluted Book Value Per Share $41.58 $28.20 $35.26 $42.53 $46.05 $59.56 $61.59 * Excludes $243.8 million syndicated loan which was repaid on February 23, 2009 24 Allied World's capital management strategy is designed to maintain our robust capital position while improving shareholder returns

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 25

Allied World's Value Proposition Allied World HCC Aspen Arch RLI Berkley Endurance Axis Superior book value growth compared to peers Markel Navigators Argo Growth in common shareholders' equity calculated by taking change in common equity from December 2007 through March 2010 adjusted for common dividends paid and common stock repurchases. Based on information available at May 13, 2010. 26

Peer Comparisons - Operating Income ROE Operating return on average shareholders' equity is calculated by dividing operating income (net income available to common shareholders' excluding net realized investment gains or losses, net impairment charges in earnings, net foreign exchange gains or losses and impairment of intangible assets) by average adjusted shareholders' common equity (shareholders' common equity excluding the average after tax unrealized gains or losses on investments). Based on information available at May 13, 2010. 2006 - 2009 Average Allied World 22.1% Endurance 20.0% Arch 19.9% Berkley 19.5% Axis 18.8% RLI 17.5% Aspen 16.4% Markel 15.6% HCC 15.5% Navigators 13.7% Argo 10.4% 27

Peer Comparisons - Leverage Operating leverage calculated by net premium leverage (TTM 03-10 NPW / 03-10 total shareholders' equity) and 03-10 net reserve leverage (03-10 net loss reserves / total 03-10 shareholders' equity). Based on information available at May 13, 2010. Low leverage offers us more capacity for growth within existing capital structure 28 1.58 2.03 2.12 1.63 1.53 3.23 1.64 1.46 2.11 2.14 1.51

Conclusion Allied World Expects to Generate a Mid-teen ROE, Assuming Normalized Catastrophe Activity Strong underwriting franchise diversified by product and geography Experienced executive management team in place Excellent capitalization, strong balance sheet and financial flexibility Enhanced by recently announced $500 million share repurchase plan Significant infrastructure investments made during 2008 and 2009 Strengthened U.S. specialty franchise Well positioned to capitalize on market dislocations Current valuation inconsistent with history of strong returns 29

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 30

Segment Results - Q1 2010 & Q1 2009 31

Consolidated Balance Sheets 32

Historical Operating Results 33

Non-GAAP Financial Measures In presenting the company's results, management has included and discussed in this presentation certain non-GAAP financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. "Operating Income" is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings and foreign exchange gains or losses. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings and net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities and other factors. The company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations in a manner similar to how management analyzes the company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. The company has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is a better measure of calculating shareholder returns than book value per share. "Annualized Return on Shareholders' Average Equity" ("ROAE") is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and risk premium movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. "Annualized operating return on average shareholders' equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average equity explanation above. See slides 35 - 37 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures. 34

Non-GAAP Financial Measures - Reconciliations 35

Non-GAAP Financial Measures - Reconciliations 36

Non-GAAP Financial Measures - Reconciliations 37